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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 25, 2006
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                           SONA MOBILE HOLDINGS CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                   001-12817                95-3087593
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(STATE OR OTHER JURISDICTION           COMMISSION             (IRS EMPLOYER
     OF INCORPORATION)                FILE NUMBER)          IDENTIFICATION NO.)

             825 THIRD AVENUE, 32ND FLOOR, NEW YORK, NEW YORK 10022
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (212) 486-8887

                             PERFECTDATA CORPORATION
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 3.02: UNREGISTERED SALES OF EQUITY SECURITIES.

     On January 25th, 2006, Sona Mobile Holdings Corp. ("Sona") sold 2,307,693 shares (the "Shares") of its common stock, par value $.01 per share, to Shuffle
Master, Inc. (Nasdaq NMS: SHFL). The purchase price was $1.30 per share, or
$3,000,000.90 in the aggregate. Sona agreed to register the Shares under the
Securities Act of 1933, as amended. No underwriting discounts or commissions were paid in connection with this sale. The Shares were sold pursuant to an exemption from securities registration afforded by the provisions of Section
4(2) and Rule 506 of Regulation D as promulgated by the Commission under the
Securities Act of 1933, as amended.

ITEM 8.01: OTHER EVENTS.

     On January 27, 2006, Sona issued a press release announcing the sale of the
Shares to Shuffle Master. A copy of the press release is attached as Exhibit
99.1 to this Current Report.

ITEM 9.01: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits:

EXHIBIT
NUMBER    DESCRIPTION
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99.1      Press release dated January 27, 2006 announcing the sale of the Shares

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Sona Mobile Holdings Corp.

Dated:  January 30, 2006               By: /s/ John Bush
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                                           John Bush
                                           President and Chief Executive Officer

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